# SEALED AIR UPDATE

CREDIT SUISSE ANNUAL PAPER & PACKAGING CONFERENCE
FEBRUARY 22, 2012

WILLIAM V. HICKEY
PRESIDENT & CEO

TOD S. CHRISTIE
TREASURER & INTERIM CFO

Sealed Air

# SAFE HARBOR AND REGULATION G STATEMENT

- This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as "anticipates," "believes," "plan," "assumes," "could," "estimates," "expects," "intends," "may," "plans to," "will" and similar expressions. These statements include comments as to Sealed Air Corporation's (the "Company") beliefs and expectations as to future events and trends affecting the Company's business or the successful outcome of the business combination with Diversey and illustrative or pro forma combined results. Examples of such forward-looking statements may include, but are not limited to, expectations regarding the potential cash tax benefits associated with the W. R. Grace settlement, potential volume, revenue and operating growth for future periods, statements about the benefits of the business combination between the Company and Diversey, and the Company's plans, objectives, expectations and intentions with respect to future operations, products and services. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general business and economic conditions; the competitive environment; and the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; see "Risk Factors" and "Cautionary Notice Regarding Forward-Looking Statements," which appear in our most recent annual report on Form 10-K, as filed with the Securities and Exchange Commission, as may be revised and updated by the Company's quarterly reports on Form 10-Q and current reports on Form 8-K. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

- Our management uses non-U.S. GAAP financial measures to evaluate the Company's performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables that appear later in this presentation.

Sealed Air

# WHO WE ARE

## A COMPANY FOCUSED ON PROTECTION

We are focused on delivering consistent, superior solutions in three areas:

**FOOD SAFETY & SECURITY**

**FACILITY HYGIENE**

**PRODUCT PROTECTION**

Protecting what we eat and drink; where we shop, learn, work, vacation and receive health care; and the valuable goods we ship.

Our customers rely on these solutions to improve safety, efficiency and sustainability.



Sealed Air

# SOLID BUSINESS PROFILE

- Market-leading positions as a premium provider
- Diversified $8.1B* revenue:
  - Geography
  - Defensive end sectors
  - Customer base
- Innovative **Total Systems Solutions** = recurring revenue from an installed equipment base
- Extensive scale and global reach (>20% sales in developing regions)
- Solid free cash flow generation (>10% yield)**
- Focused on margin improvement & synergies

BubbleWrap A SEALED AIR BRAND

CRYOVAC Food Packaging Systems

Ethafoam Polyethylene Foam Products

Diversey

Instapak Foam Packaging

Nelipak® Custom Thermoformed Products

TASKI

Sealed Air

* Pro forma 2011 net sales
** Reflects mid-point of 2012 free cash flow guidance range and share price on 2/17/12

# OUR PROPOSED 2012 STRUCTURE MAXIMIZES SYNERGIES

($70 million revenue and $100 million cost synergies by end-2013)

| | FOOD & BEVERAGE (~45% revenue*) | INSTITUTIONAL & LAUNDRY (~30% revenue*) | PROTECTIVE PACKAGING (~20% revenue*) |
|---|---|---|---|
| |  |  |  |
| Focus | Protect and enhance the food supply chain during food and beverage production, processing and packaging | Building & kitchen care, laundry and infection control solutions for facility hygiene | Industrial & consumer packaging applications: Blocking, bracing, cushioning, void fill & merchandising |
| Solutions | Extend shelf life, Ease of use/convenience features, Cleaner production environments, Reduce contamination, Reduce production waste, Reduce shrink and damage, Reduce labor, Increase productivity, capacity and yield, Increase automation and control | Cleaner and safer environments, infection control, Reduce process waste (water use, effluence), Reduce energy use, Reduce labor, Increase productivity, Increase automation and control | Reduce material requirements, Reduce freight and warehousing costs, Reduce damage and returns, Merchandising appeal , Reduce production waste, Increase productivity and yield, Reduce labor, Increase automation and control |
| For | Food & Beverage Processors *(package formats are also used in Food Service operations)* | Food Service Operators, Retailers, Lodging, Health Care, Building Management Operators | Distributors, Retailers, E-commerce, OEM's, Fabricators (diverse end use) |
| Products | Vacuum Shrink Bags, Rollstock, Functional Films Case Ready, Ready Meals, Vertical Pouch Packaging (retort & aseptic), Equipment (incl. clean-in-place), Services, and Cleaning and hygiene solutions *(includes most solutions noted to the right)* | Detergents, Cleaners, Sanitizers, Lubricants, Dosing & Dispensing Equipment, Ware-washing, Floor Care Systems, Utensils, Tools, Handling & Storage products | Air Cellular, Inflatables, Foams, Shrink Film, Mailers, Paper, Suspension/Retention, Loose Fill, Equipment, Services |

**Note: <2% of net sales from "Other": Medical Applications and New Ventures**

*Based on pro forma 2011 revenue.

# OUR GEOGRAPHIC MIX DRIVES GROWTH AND DIVERSIFICATION

## Pro Forma 2011 Sales Mix by Region



Latin America 10%
EMEA, 37%
$8.1B
North America 36%
Asia-Pacific 17%

## Pro Forma 2011 EMEA Sales Mix** & Constant Dollar Performance



Other 4%, +4% vs. '10
Industrials* 13%, +6% vs. '10
Diversey Education/Gov't, Cash & Carry, Retail
$3.0B
Food Solutions 12%, +6% vs. '10
Food Packaging 13%, +4% vs. '10
Diversey 58%, (1)% vs. '10
Diversey Building Care, F&B, Lodging, Laundry

**Approx. 2/3 of EMEA revenue with constant dollar growth**

Sealed Air

*Industrials includes Protective Packaging Segment and Specialty Materials (normally reported in "Other").
**EMEA sales mix data is estimated based on preliminary business unit reporting and subject to change.

# BUSINESS PERFORMANCE REMAINS ON TRACK DESPITE ONGOING ECONOMIC UNCERTAINTY IN EUROPE

- **January 2012 Constant Dollar Sales Trends:**
  - Food Segments: Sales ahead of January 2011
  - Protective Packaging: Sales ahead of January 2011
  - Diversey: Sales relatively flat to January 2011; seeing similar volume trends to 4Q/11

- **First quarter Diversey EBITDA results expected to be lower than fourth quarter due to seasonality**

* Adjusted EBITDA reflects Sealed Air's accounting treatments

Sealed Air

# SALES AND EARNINGS CAN BE INFLUENCED BY

- Foreign currency translation
- Volatile raw material inflation
- Timing of benefits from pricing actions to recover raw material costs
- Timing of benefits from synergies
- Operational efficiency during the integration
- Further fiscal or geo-political challenges

# INTEGRATION PROGRAM IS ON TRACK

- Executing on the Integration & Optimization Program
  - Small facility closures/consolidations have begun
  - Freight optimization
  - Procurement optimization
  - Shared service optimization (HR, IS, etc.)
  - Aligning reporting and back-office systems
- Synergies up-sized to over double initial plan at $110 to $115 million by 2014
- Businesses in process of aligning to new structure and pursuing 2012 growth programs
- Joint F&B teams in market with targeted action plans to capitalize on growth:
  - Closed initial accounts
  - In process of responding to RFP's/tenders with solid pipeline
  - Developing initial joint solutions and testing with customers
- R&D engaged in product development with first concepts expected in market first-half 2012

Sealed Air

# TOD S. CHRISTIE
## Treasurer & Interim CFO

Sealed Air

# AMPLE LIQUIDITY TO DRIVE VALUE

($ millions)

## Uses of Funds:

| | | |
|---|---|---|
| Potential cash payment under the W. R. Grace settlement agreement[1] | | |
| Principal | $ | 512.5 |
| Accrued interest as of 12/31/2011 | | 318.7 |
| **TOTAL** | **$** | **831.2** |

## Sources of Funds[2]:

| | | |
|---|---|---|
| Cash and cash equivalents | $ | 722.8 |
| Revolving Credit Facility | | 700.0 |
| A/R securitization | | 92.0[3] |
| **TOTAL** | **$** | **1,514.8** |

**AVAILABLE FUNDS PLUS CASH FLOW FROM OPERATIONS ALLOWS FOR RAPID DELEVERAGING TO ACCELERATE EARNINGS GROWTH**

[1,2,3] Please refer to the appendix for definitions and reconciliations.

Sealed Air

# SOLID FREE CASH FLOW GENERATION

($ millions)

Sealed Air Free Cash Flow[4] & Cap Ex Investment



$700
$600
$500
$400
$300
$200
$100
$0
$430
97
333
$340
168
172
$366
211
155
$434
181
253
$581
80
501
$476
88
388
$479
125
354
$630-$665
180 to 190
450 to 475
2005
2006
2007
2008
2009
2010
2011
2012e
Free Cash Flow
Cap Ex

- EBITDA upside opportunity
- Increased synergies
- Asset-light cap-ex profile
- Efficient working capital
- Attractive cost of funds
- Favorable tax attributes

Note: 2006 to 2008 cap-ex investment higher due to the Global Manufacturing Strategy (GMS) program. Additionally, foreign currency translation in earnings results and working capital impact free cash flow results.

[4] Please refer to the appendix for definitions and reconciliations. 2005-2009 FCF based on Sealed Air's prior definition.

Sealed Air

# RAPID DELEVERAGING: TARGETING $4.9B NET DEBT END-2012, $4.5 BILLION NET DEBT BY END-2013 (vs. $5.16 BILLION END-2011)

($ millions)



Debt Maturity Schedule
877
400
122
150
163
356
425
400
12
1121
750
750
450
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2033
= Senior Secured Credit Facilities (term loans)
= Bonds
= W. R. Grace Settlement*5

**FAVORABLE GRACE SETTLEMENT CASH TAX BENEFIT EXPECTED TO BE IN EXCESS OF $380 MILLION[5]**

* Exact timing of W. R. Grace Settlement unknown. Figure reflects obligation estimated at 12/31/2012.

[5] Please see the appendix for additional discussion relating to the amount and timing of the cash tax benefit.

Sealed Air

# FOCUSED ON KEY OBJECTIVES TO DRIVE SHAREHOLDER VALUE

- **Successful integration**
  - Transitioning to 3 business unit structure and a developing markets team
  - In market responding to tenders/RFPs as joint teams (achieved initial joint sales)
  - Shared services integrating while back office systems are in process of aligning

- **Achieving synergies to drive efficiencies and earnings growth**
  - Building on 4Q achievements: expanded our Optimization program, took initial actions in February and updated our 2013 targets:
    - $8.6 billion net sales by end-2013 *(vs. pro forma $8.1 billion in 2011)*
    - $100 million in cost synergies by end-2013 by incorporating supply chain initiatives *(vs. $50 million estimate).* Full program targets $110-$115 million by end-2014
    - $1.45 billion Adjusted EBITDA run rate by end-2013 *(vs. pro forma $1.1 billion in 2011)*

- **Maximizing cash flow generation to reduce debt**
  - Targeting $4.5 billion net debt by end-2013 *(vs. $5.16 billion in 2011)*
  - Estimated $380+ million cash tax benefit from Grace Settlement offers incremental deleveraging
  - Able to manage volume risks through cap-ex spend and other contingencies

Note: 2013 goals amended from the June 2011 presentation to reflect the unfavorable impact of foreign currency translation and the harmonization of accounting policies which impacted Adjusted EBTIDA estimates

Sealed Air

# Q&A

For additional information, please contact:
Amanda Butler, Director of Investor Relations
Email: amanda.butler@sealedair.com
Tel: 201.703.4210

Sealed Air

# Footnote detail

1 Reflects amount of the cash obligation as of 12/31/2011

2 Reflects amounts available as of 12/31/2011

3 The A/R Securitization program provides for a maximum purchase limit of $125 million, however available amounts may vary from time to time due to the level of eligible assets included in the U.S. accounts receivables portfolio and other factors. Please refer to our SEC filings for more details.

4 See next page for schedule

5 The cash and share value of the W. R. Grace settlement agreement is tax deductible and as of December 31, 2011, the value of our deferred tax assts was $380 million. The amount and timing of our future cash tax benefits could vary depending on the cash paid by us and various facts and circumstances at the time of payment under the Settlement agreement.  This includes the price of our common stock, our tax position and applicable tax codes.

# 4 Non-U.S. GAAP Free Cash Flow definition (Note: 2010 and 2011 use new Sealed Air definition)

**Non U.S. GAAP free cash flow is calculated as follows:**

| | Year Ended December 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
| | (In millions, except per common share data) | | | | | | |
| **U.S. GAAP net earnings avialable to common stockholders-diluted** | **$255.8** | **$274.1** | **$353.0** | **$179.9** | **$244.3** | **$254.4** | **$148.3** |
| *Items excluded from the calculation of adjusted net earnings available to common stockholders, net of taxes when applicable:* | | | | | | | |
| Add: Amotization expense of acquired intangible assets………………………… | - | - | - | - | - | 7.1 | 28.4 |
| Add: Non-cash interest expense, including accrued interest related to the Settlement agreement…………………………………………………………… | - | - | - | - | - | 20.5 | 51.0 |
| Add: Non-cash income taxes………………………………………………………… | - | - | - | - | - | 31.9 | 24.4 |
| Add: Costs related to the acquisition of Diversey………………………………… | - | - | - | - | - | - | 46.0 |
| Add: Integration and optimization program restructuring charges……………… | - | - | - | - | - | - | 34.3 |
| Add: Additional cost of sales for the step-up in inventories, net……………… | - | - | - | - | - | - | 8.6 |
| Add: Legacy Diversey non-recurring charges……………………………………… | - | - | - | - | - | - | 9.0 |
| Add: European manufacturing facility closure charges…………………………… | - | - | - | - | - | 4.8 | 0.2 |
| Add: Global manufacturing strategy and restructuring and other charges, net of tax benefits of $5.0 in 2009, $8.7 in 2008, $4.6 in 2007 and $5.0 in 2006…. | - | 11.6 | 8.4 | 18.0 | 10.9 | 5.1 | - |
| Add: Impairment of available-for-sale securities, net of tax benefit of $1.5 in 2009 and $12.2 in 2008………………………………………………………… | - | - | - | 21.8 | 2.5 | (3.7) | - |
| Add: Loss on debt redemption, net of tax benefit of $1.3 in 2009…………………… | - | - | - | - | 2.1 | 24.3 | - |
| Less: Gain on sale of facility……………………………………………………………… | - | - | - | - | - | - | (3.2) |
| Less: Gain on sale of equity method investment, net of tax provision of $12.9. | - | - | (22.4) | - | - | - | - |
| Add / (less): Foreign currency losses (gains) related to Venezuelan subsidiary………………………………………………………………………… | - | - | - | - | - | (3.6) | 0.2 |
| Add: Advisory expenses incurred prior to ceasing work on an acquisition, net of tax benefit of $2.9……………………………………………………… | - | - | 4.6 | - | - | - | - |
| Add: Loss on sale of a small product line, net of tax benefits of $0.6………… | - | - | 6.2 | - | - | - | - |
| Add: 2008 cost reduction and productivity program restructuring charge, net of tax benefits of $0.3 in 2009 and $22.3 in 2008……………………………… | - | - | - | 43.5 | 0.5 | - | - |
| Add / (less): Reversal of tax accruals, net and related interest………………… | - | - | (42.2) | (6.2) | - | - | - |
| **Non U.S. GAAP adjusted net earnings available to common stockholders** | **$255.8** | **$285.7** | **$307.6** | **$257.0** | **$260.3** | **$340.8** | **$347.2** |
| Add: depreciation expense on property plant and equipment (and amortization in years 2005-2009) ……………………………………………………………… | 162.6 | 154.1 | 150.4 | 155.0 | 154.5 | 143.5 | 148.2 |
| Add: share-based incentive compensation expense ……………………………… | 12.0 | 13.9 | 15.9 | 16.5 | 38.8 | 30.6 | 25.0 |
| Less: capital expenditures……………………………………………………………… | (96.9) | (167.9) | (210.8) | (180.7) | (80.3) | (87.6) | (124.5) |
| Change in working capital items (a): | | | | | | | |
| Receivables, net, exlcuding accrued receivables balance from Diversey of $592.7 million in 2011……………………………………………………………… | (11.5) | (47.3) | (68.5) | 107.0 | 16.1 | (30.4) | (96.0) |
| Cash used to repay (received from) the accounts receivables securitization program………………………………………………………………………… | - | - | - | (80.0) | 80.0 | - | - |
| Inventories, net, excluding the acquired inventories balance from Diversey of $308.1 million in 2011……………………………………………………………… | 8.8 | (100.3) | (72.3) | 17.4 | 94.9 | (26.4) | 5.8 |
| Accounts payable, excluding the acquired balance from Diversey of $337.8 million and accrued acquisition costs of $1.3 million in 2011………………… | 1.8 | 33.6 | 32.4 | (39.1) | (63.0) | 17.8 | 47.9 |
| **Non U.S. GAAP Free Cash Flow……………………………………………………** | **$332.6** | **$171.8** | **$154.7** | **$253.1** | **$501.3** | **$388.3** | **$353.6** |

(a) Includes the impact of foreign currency translation.